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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 31, 2007

                  IndyMac INDX Mortgage Loan Trust 2007-FLX1
                  ------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-56

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                          95-4791925
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   (State or Other Jurisdiction                             (I.R.S. Employer
         of Incorporation)                                 Identification No.)

             155 North Lake Avenue
               Pasadena, California                               91101
       ----------------------------------                     --------------
             (Address of Principal                              (Zip Code)
              Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
       Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events
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Item 8.01   Other Events.
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On January 31, 2007, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the "Trustee") and supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2007-FLX1, Mortgage Pass-Through Certificates, Series 2007-FLX1 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

      On January 31, 2007, Barclays Bank PLC, as counterparty (the "Counterparty") and the Supplemental Interest Trustee, entered into an swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the "Confirmation"). The Confirmation is annexed hereto as
Exhibit 99.2.

      On January 31, 2007, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of January 30, 2007, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Credit Suisse International, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.3.





Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
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       Not applicable.

(b) Pro forma financial information.
    -------------------------------

       Not applicable.

(c)  Shell Company Transactions.
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       Not applicable.
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(d)  Exhibits.
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Exhibit No.    Description

       99.1 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, IndyMac and the Trustee.

       99.2 The Confirmation, dated January 31, 2007, between the Counterparty and the Supplemental Interest Trustee.

       99.3 The 1115 Agreement, dated January 30, 2007, among the Company, IndyMac and the Counterparty.

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SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -----------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: February 15, 2007

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                                 Exhibit Index

Exhibit
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         99.1   Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, IndyMac and the Trustee.

         99.2 The Confirmation, dated January 31, 2007, between the Counterparty and the Supplemental Interest Trustee.

         99.3 The 1115 Agreement, dated January 30, 2007, among the Company, IndyMac and the Counterparty.